Note 11 - Equity	12 Months Ended
Jun. 30, 2025
Notes to Financial Statements
Equity [Text Block]
11.	Equity

Ordinary shares

As of June 30, 2020, 50,000,000 ordinary shares were issued at par value, equivalent to share capital of US$5. On March 26, 2021, the Company completed its IPO of 3,000,000 ADSs at US$10.00 per ADS on NASDAQ. Each ADS represents two ordinary shares of the Company. On March 17, 2025, the Company effectuated a change of control and entered into a share subscription agreement with Carmel Holdings Limited and issued 112,000,000 restricted ordinary shares of the Company for consideration of approximately US$1,008.

As of June 30, 2024 and 2025, 56,000,000 and 168,000,000 ordinary shares were issued at par value, equivalent to share capital of US$6 and US$17, which number of shares was same as that outstanding as of the issuance date of the financial statements.